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                                                                  Exhibit 10.1.1




                                                     May 21, 1997



Alscott Limited Partnership #1
280 E. Parkcenter Blvd., Ste. 100
Boise, ID  83706
Attn: Thomas J. Wilford

         RE: Transfer of 20,842,446 Shares of Albertson's, Inc. Common Stock (the "Stock") to the J.A. and Kathryn Albertson Foundation, Inc.

Dear Mr. Wilford:

         The purpose of this letter is to state that Albertson's, Inc. will not require compliance by Alscott Limited Partnership #1 (the "Limited Partnership") with the terms of Section 3.2 of the Agreement between the Limited Partnership and Albertson's dated February 2, 1996 (the "Agreement") in connection with the transfer of 20,842,446 shares of Stock to the J.A. and Kathryn Albertson Foundation, Inc.

                                                     Sincerely,

                                                     ALBERTSON'S, INC.

                                                     GARY G. MICHAEL

                                                     Gary G. Michael
                                                     Chairman of the Board and
                                                     Chief Executive Officer



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